EXHIBIT 18

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints BECKY A. FERRELL and G. JOHN HURLEY and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of IDEX Fund 3 under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of IDEX Fund 3, hereby ratifying and confirming all actions of any of said attorneys thereunder. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

DATED this day, December 21, 1995

/S/ John R. Kenney
----------------------
John R. Kenney

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints BECKY A. FERRELL and G. JOHN HURLEY and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of IDEX Fund 3 under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of IDEX Fund 3, hereby ratifying and confirming all actions of any of said attorneys thereunder. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

DATED this day, December 21, 1995

/S/ James L. Churchill
----------------------
James L. Churchill

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints BECKY A. FERRELL and G. JOHN HURLEY and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of IDEX Fund 3 under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of IDEX Fund 3, hereby ratifying and confirming all actions of any of said attorneys thereunder. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

DATED this day, December 21, 1995

/S/ William W. Short, Jr.
-------------------------
William W. Short, Jr.

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints BECKY A. FERRELL and G. JOHN HURLEY and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of IDEX Fund 3 under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of IDEX Fund 3, hereby ratifying and confirming all actions of any of said attorneys thereunder. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

DATED this day, December 21, 1995

/S/ Jack E. Zimmerman
----------------------
Jack E. Zimmerman

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints BECKY A. FERRELL and G. JOHN HURLEY and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of IDEX Fund 3 under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of IDEX Fund 3, hereby ratifying and confirming all actions of any of said attorneys thereunder. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

DATED this day, December 21, 1995

/S/ Peter R. Brown
------------------
Peter R. Brown

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints BECKY A. FERRELL and G. JOHN HURLEY and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of IDEX Fund 3 under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of IDEX Fund 3, hereby ratifying and confirming all actions of any of said attorneys thereunder. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

DATED this day, December 21, 1995

/S/ Charles C. Harris
---------------------
Charles C. Harris

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints BECKY A. FERRELL, his true and lawful attorney and agent in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of IDEX Fund 3 under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of IDEX Fund 3, hereby ratifying and confirming all actions of any of said attorney thereunder.

DATED this day, December 21, 1995

/S/ G. John Hurley
------------------
G. John Hurley